UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 3, 2005

                    The St. Paul Travelers Companies, Inc.
            (Exact name of registrant as specified in its charter)


           Minnesota                 001-10898              41-0518860
(State or other jurisdiction     (Commission File)         (IRS Employer
      of incorporation)               Number)          Identification Number)

            385 Washington Street                  55102
            Saint Paul, Minnesota
    (Address of principal executive offices)     (Zip Code)

                                (651) 310-7911
                        (Registrant's telephone number,
                             including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01.  Entry into a Material Definitive Agreement.

On May 3, 2005, The St. Paul Travelers Companies, Inc. (the "Company"), acting through the Compensation and Governance Committee of the Board of Directors, granted to each non-employee director who was elected to the Board of Directors (the "Board") on that date, (i) an award of deferred common stock unit ("Units") consisting of 1,390 Units (each Unit being equivalent to one share of the Company's common stock, no par value ("Common Stock")) with a $50,000 fair market value based on the closing price of the Common Stock on the New York Stock Exchange (the "Fair Market Value") on May 2, 2005; and (ii) stock options to purchase 4,237 shares of Common Stock at an option exercise price of $35.98 per share, and aggregate Black-Scholes valuation of $40,000 based upon the Fair Market Value on May 2, 2005.

These annual equity grants were made pursuant to: (i) the Board's compensation program adopted by the Board and its Governance Committee on April 28, 2004, as the same may be amended by the Board and the Compensation and Governance Committee from time-to-time; (ii) resolutions of the Compensation Committee adopted on July 27, 2004 relating to the terms and conditions of the grants; and (iii) The St. Paul Travelers Companies, Inc. 2004 Stock Incentive Plan (the "2004 Plan"). The terms and conditions of these annual equity grants are set forth in The St. Paul Travelers Companies, Inc. Non-Employee Director Annual Equity Grant Notification and Agreement that is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

This information should be read in conjunction with the 2004 Plan, which has been filed as Exhibit 10.4 to the Company's quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2004, and The St. Paul Travelers Companies, Inc. Deferred Compensation Plan for Non-Employee Directors, which has been filed as Exhibit 99.2 of the Company's Registration Statement on Form S-8 (Registration No. 333-120998) dated December 3, 2004.


Item 9.01.  Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.  Description

10.1 The St. Paul Travelers Companies, Inc. Non-Employee Director Annual Equity Grant Notification and Agreement.



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 9, 2005                     THE ST. PAUL TRAVELERS COMPANIES, INC.


                                       By:  /s/ Bruce A. Backberg
                                            -----------------------------------
                                            Name:  Bruce A. Backberg
                                            Title:  Senior Vice President



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                                 EXHIBIT INDEX

Exhibit No.  Description

10.1 The St. Paul Travelers Companies, Inc. Non-Employee Director Annual Equity Grant Notification and Agreement.